UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RASER TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 27, 2006

To our Shareholders:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Raser Technologies, Inc., a Utah corporation (the “Company”). The meeting will be held at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604 on Tuesday, June 27, 2006, for the following purposes:

1.	To elect three Class I directors to serve for a three-year term that expires at the 2009 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of Tanner LC as our independent registered public accountants for the fiscal year ending December 31, 2006; and

3.	To consider and transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The meeting will begin promptly at 2:00 p.m., local time, and check-in will begin at 1:00 p.m., local time. Only holders of record of shares of Raser Technologies common stock (NYSE Arca: RZ) at the close of business on Tuesday, May 9, 2006 are entitled to vote at the meeting and to notice of any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available and open to the examination of any shareholder for any purpose germane to the meeting during normal business hours at our corporate headquarters located at 5152 North Edgewood Drive, Suite 375, Provo, UT 84604.

By order of the Board of Directors,

Brent M. Cook

Chief Executive Officer

Provo, UT

June 5, 2006

YOUR VOTE IS IMPORTANT!

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE

BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Page
GENERAL INFORMATION	1

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

When and where is the meeting?	1
Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	2
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Who can help answer my questions?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	4
How are “broker non-votes” counted?	4
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	5
Where can I find the voting results of the meeting?	5
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?	5
How may I communicate with the Board of Directors of Raser or the non-management directors on the Raser Board of Directors?	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
Changes in Control	7

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	8

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	9

Board Structure and Committee Composition	9
Compensation of Directors	10
Consideration of Director Nominees	11
Compensation Committee Interlocks and Insider Participation	12
Communications with the Board of Directors	12

2005 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	13

2005 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION	14

EXECUTIVE COMPENSATION AND OTHER MATTERS	16

Executive Compensation	16
Securities Authorized for Issuance under Equity Compensation Plans	17
Employment Contracts and Change-in-Control Arrangements	18

i

APPENDICES:

Appendix A	Charter for the Audit Committee of the Board of Directors
Appendix B	Charter for the Nominating and Governance Committee of the Board of Directors

ii

RASER TECHNOLOGIES, INC.

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Raser Technologies, Inc., a Utah corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2006 Annual Meeting of Shareholders to be held on Tuesday, June 27, 2006, beginning at 2:00 p.m., at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604, and at any postponements or adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

We use several abbreviations in this proxy statement. We may refer to our company as “Raser” or the “Company.” The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-KSB for the year ended December 31, 2005, originally filed with the U.S. Securities and Exchange Commission on April 14, 2006. The term “meeting” means our 2006 Annual Meeting of Shareholders.

We are sending these proxy materials on or about June 5, 2006, to all shareholders of record at the close of business on Tuesday, May 9, 2006 (the “Record Date”).

QUESTIONS AND ANSWERS CONCERNING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

When and where is the meeting?	The meeting will be held on Tuesday, June 27, 2006, beginning at 2:00 p.m., at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604. Check-in will begin at 1:00 p.m., local time.

Why I am receiving these proxy materials?	You are receiving these proxy materials from us because you were a shareholder of record at the close of business on the Record Date (May 9, 2006). As a shareholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the annual meeting?	At our meeting, shareholders of record will act upon the items of business outlined below. In addition, management will report on the performance of the Company and respond to questions from shareholders.

Who is entitled to attend the meeting?

You are entitled to attend the meeting only if you were a Raser shareholder (or joint holder) of record as of the close of business on Tuesday, May 9, 2006, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a shareholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement prior to May 9, 2006, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting.

Who is entitled to vote at the meeting?

Only shareholders who owned Raser common stock at the close of business on the Record Date (May 9, 2006) are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 50,628,212 shares of Raser common stock were outstanding. You will have one vote at the meeting for each share of Raser common stock you owned as of the Record Date. Accordingly, there are a maximum of 50,628,212 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or by proxy, of the holders of one-half of the voting power of the outstanding shares of Raser common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of Raser common stock representing at least 25,314,106 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?

The items of business scheduled to be voted on at the meeting are as follows:

1.      To elect three Class I directors to serve for a three-year term that expires at the 2009 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

2.      To ratify the appointment of Tanner LC as our independent registered public accountants for the fiscal year ending December 31, 2006; and

3.      To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

These proposals are described more fully below in these proxy materials. As of the date of this Proxy Statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this Proxy Statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of independent auditors for the 2006 fiscal year.

What shares can I vote at the meeting?	You may vote all shares of Raser common stock owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most Raser shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to Raser or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting. Please note that since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail—Shareholders of record of Raser common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Raser shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?	Shares held in your name as the shareholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote?

You may change your vote at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Who can help answer my questions?

If you have any questions about the meeting or how to vote or revoke your proxy, please contact:

Jonathan T. Reid

Vice President, General Counsel and Secretary

5152 North Edgewood Drive, Suite 375

Provo, Utah 84604

Phone: 1-801-765-1200

If you need additional copies of this proxy statement or voting materials, please contact Jonathan T. Reid, Vice President, General Counsel and Secretary, as described above or send an e-mail to jreid@rasertech.com.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The three (3) Class I director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class I directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

All Other Items. For each of the other items of business, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors “FOR” all of the Company’s nominees to the Board of Directors, “FOR” ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting or any adjournment or postponement thereof).

What is a “broker non-vote”?	Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as election of directors and ratification of the appointment of independent accountants), but not on non-routine matters (such as shareholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine maters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?	If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the 2006 Annual Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?	Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Brent M. Cook (our Chief Executive Officer) or William Dwyer (our Chief Financial Officer), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect Jonathan T. Reid, our Vice President, General Counsel and Secretary, to tabulate the votes and act as inspector of election at the 2006 Annual Meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?	You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Raser proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?	Raser is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to this solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by members of our Board of Directors, our officers and other employees, who will not receive any additional compensation for assisting in the solicitation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation materials to the beneficial owners of Raser common stock.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in the Raser proxy statement for the annual meeting to be held in 2007, the written proposal must be received by the Corporate Secretary of Raser at our principal executive offices no later than February 27, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Raser proxy statement is instead a reasonable time before Raser begins to print and mail its proxy materials.

Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the U.S. Securities and Exchange Commission. Proposals should be addressed to:

Corporate Secretary

Raser Technologies, Inc.

5152 North Edgewood Drive, Suite 375

Provo, UT 84604.

For a shareholder proposal that is not intended to be included in the Raser proxy statement in accordance with Rule 14a-8, the shareholder must give timely notice to the Corporate Secretary of Raser. To be considered timely, the notice must be received by the Corporate Secretary of Raser at our principal executive offices no later than February 27, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, then notice of a shareholder proposal that is not intended to be included in the Raser proxy statement under Rule 14a-8 for such future meeting must be received within a reasonable time before Raser begins to print and mail its proxy materials.

How may I communicate with the Board of Directors of Raser or the non-management directors on the Raser Board of Directors?	Shareholders may address inquiries to any of Raser’s directors or to the full Board of Directors by writing to Raser Technologies, Inc., Attn: Corporate Secretary, 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate: (i) the name, mailing address and telephone number of the shareholder sending the communication; and (ii) if the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder. Our Corporate Secretary will forward all appropriate communication to the Board of Directors or individual members of the Board of Directors specified in the communication. Communications intended for non-management directors should be directed to the Chairperson of the Audit Committee at the Company’s address listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 9, 2006, certain information regarding beneficial ownership of our common stock by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group. As of May 9, 2006, there were 50,628,212 shares of our common stock issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares of common stock that a person has a right to acquire within sixty (60) days of May 9, 2006, pursuant to options, warrants or other rights are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each shareholder listed in the following table is c/o Raser Technologies, Inc., 5152 North Edgewood Dr., Suite 375, Provo, Utah 84604. This table is based upon information supplied by directors, officers and principal shareholders and reports filed with the Securities and Exchange Commission.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
Kraig T. Higginson (1)	14,696,283	29.0%

Ned Warner (2)	6,273,267	12.4%

Jack Kerlin	5,457,370	10.8%

R. Thomas Bailey (3)	2,574,513	5.1%

Brent Cook (4)	760,250	1.5%

William Dwyer (5)	125,000	0.2%

Lee A. Daniels (6)	100,000	0.2%

D.J. Priano (7)	40,000	0.1%

James A. Herickhoff (8)	38,333	0.1%

Reynold Roeder (9)	15,000	**

Barry Markowitz (10)	10,000	**

Alan Perriton (11)	10,000	**

All Directors and Executive Officers as a group	15,794,866	31.0%

**	Less than 1%

(1)	Consists of 6,821,813 shares held in the name of Lighthouse Fund Partners, Inc., 5,764,600 shares held in the name of Higginson Family Investments, LLC, 109,870 shares held in the name of Radion Energy LLC, 900,000 shares held in the name of Jeanette S. Higginson, 500,000 shares held in the name of Eclipse Fund, LLC, 500,000 shares held in the name of HP Fund, LLC, and 100,000 shares held in the name of Jeannette S. Higginson c/f Rebecca A. Higginson, each of which may be deemed to be controlled by Mr. Higginson.

(2)	Consists of 4,659,228 shares held in the name of Ocean Fund, LLC, 1,002,239 shares held in the name of Warner Investments, LP, 330,600 shares held in the name of Risk Management LLC, and 281,200 shares held in the name of Maasai, Inc., each of which may be deemed to be controlled by Mr. Warner.

(3)	Consists of 2,574,513 shares held in the name of R. Thomas Bailey Family LP, which may be deemed to be controlled by Mr. Bailey.

(4)	Includes 710,000 shares held in the name of BMC Highland Investment LLC, 250 shares held by Mr. Cook in an IRA account and 50,000 options which are fully vested. This amount excludes any shares that may be issued to Mr. Cook in connection with the acquisition of Amp Resources which was announced on January 19, 2006.

(5)	Includes 5,000 shares held in the name of William Dwyer c/f Brittany Dwyer, 5,000 shares held in the name of William Dwyer c/f Brian Dwyer and 5,000 shares held in the name of William Dwyer c/f John Dwyer, all of which may be deemed to be controlled by Mr. Dwyer.

(6)	Includes options to purchase 100,000 shares exercisable within 60 days of May 9, 2006 by Mr. Daniels.

(7)	Includes options to purchase 40,000 shares exercisable within 60 days of May 9, 2006 by Mr. Priano.

(8)	Includes 5,000 shares beneficially owned by Mr. Herickhoff and options to purchase 33,333 shares exercisable within 60 days of February 21, 2006 by Mr. Herickhoff.

(9)	Includes options to purchase 15,000 shares exercisable within 60 days of May 9, 2006 by Mr. Roeder.

(10)	Includes options to purchase 10,000 shares exercisable within 60 days of May 9, 2006 by Mr. Markowitz.

(11)	Includes options to purchase 10,000 shares exercisable within 60 days of May 9, 2006 by Mr. Perriton.

Changes in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change of control.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending December 31, 2005, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements, with the exception of the following:

Name	Number of late reports	Number of transactions not reported on a timely basis
Fred Wenninger	1	2

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 31, 2005, the Company entered into an At-Will Employment Agreement with Brent M. Cook, its Chief Executive Officer. Pursuant to this Agreement, in the event of the termination of Mr. Cook’s employment, Mr. Cook will receive from the Company a severance payment equal to his current annual salary and the average of any bonuses paid during the period prior to the termination of Mr. Cook’s employment.

Since December 31, 2002, the Company has granted options to purchase an aggregate of 696,000 shares of our common stock to individuals that currently serve as our executive officers and directors. Such options were granted at exercise prices ranging from $3.60 to $25.95 per share, in each case reflecting the fair market value per share of our common stock on the date of grant.

Since December 31, 2002, the Company has granted 905,000 shares of our common stock to individuals that currently serve as our executive officers. Of this total, 375,000 shares had vested as of December 31, 2005, and are included in the total shares outstanding for the company.

Del Higginson, the brother of the Company’s chairman of the board of directors, Kraig Higginson, was an employee of the Company. Del Higginson served as a Mechanical Technician and had an annual salary of $43,200. In connection with his employment, the Company granted Del Higginson an option to purchase 10,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflected the fair market value per share of our common stock at the time of the grant as determined by our board of directors. Del Higginson exercised 3,333 options in 2005. The remaining 6,667 options were unvested at the time of his resignation and returned to the Company. Del Higginson is no longer affiliated with the Company.

Kort Sandberg, the brother-in-law of Ned Warner, a beneficial holder of more than 5% of the outstanding shares of common stock of the Company, was an employee of the Company. Kort Sandberg served as an Electrical Engineer and had an annual salary of $60,000. In connection with his employment, the Company granted Kort Sandberg an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflected the fair market value per share of our common stock at the time of the grant as determined by our board of directors. Kort Sandberg had vested in 55,556 options at the time of his resignation in 2005. The vesting schedule for an additional 25,000 shares was accelerated in settlement of an ownership and employment dispute. All 80,556 vested options were exercised in 2005, and the remaining 19,444 options that were unvested at the time of his resignation were returned to the Company. Kort Sandberg is no longer affiliated with the Company.

Kevin Kerlin, the son of Jack Kerlin, a beneficial holder of more than 5% of the outstanding shares of common stock of the Company, is currently an employee of the Company. Kevin Kerlin serves as a Mechanical Engineer and has an annual salary of $48,000. In addition, in connection with his employment, the Company granted Kevin Kerlin an option to purchase 50,000 shares of the Company’s common stock at an exercise price of $3.65 per share, which reflects the fair market value per share of our common stock at the time of the grant as determined by our board of directors.

On January 19, 2006, the Company announced a definitive agreement to acquire Amp Resources, LLC, a private company with technologies focused on power generation. Brent M. Cook, current CEO of Raser, is a minor partner in Amp Resources, holding approximately a 2% interest in the company to be acquired. Mr. Cook may receive approximately 200,000 additional shares of Raser common stock as a result of this transaction.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Raser is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. The audit committee of the Board of Directors operates under a written charter adopted by the Board of Directors.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors is composed of seven (7) directors and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) Nominating and Governance Committee. The membership as of the date of this proxy statement and the function of each of the committees are described below.

Name of Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Non-Employee Directors:
Lee A. Daniels	X	X*	X
James A. Herickhoff	X	X	X*
Reynold Roeder	X*
Barry Markowitz	X	X	X
Alan Perriton	X	X	X
Employee Directors:
Kraig T. Higginson
Brent M. Cook
Number of Meetings Held During the Last Fiscal Year	6	6	3

X	= Committee member; * = Chairperson;

Our Board of Directors held 9 meetings during the fiscal year ended December 31, 2005 (the “Last Fiscal Year”). Each director attended at least 75% of all Board of Directors and applicable Committee meetings. The Board of Directors encourages its members to attend annual meetings of shareholders of Raser. All elected directors attended the last annual meeting of shareholders.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The primary responsibility of this Committee is to oversee the accounting and financial reporting processes of Raser and report the financial results to the Board of Directors. This Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance, and internal accounting and financial controls and reporting practices. Among other things, this Committee prepares the Audit Committee report for inclusion in the annual proxy statement of Raser; annually reviews the Committee’s charter and the Committee’s performance; appoints, evaluates and determines the compensation of our independent registered public accountants; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews our disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on the financial statements of Raser. This Committee works closely with management as well as our independent auditors. This Committee also has the authority to obtain advice and assistance from, and receive appropriate funding from Raser for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership. Also, our Board of Directors has determined that Reynold Roeder qualifies as an “audit committee financial expert,” as defined in the rules and regulations of the SEC.

The report of the Audit Committee is included on page 13 of this proxy statement. The charter of the Audit Committee is included as Appendix A to this proxy statement.

Compensation Committee

The Compensation Committee assists the Board of Directors in discharging its responsibilities relating to the compensation of our executive officers and directors. This Committee determines, approves and reports to the Board of Directors on all elements of compensation for our executive officers, including salaries, bonuses, stock option grants, and other benefits and compensation arrangements. The Committee provides general oversight of our compensation structure and also has the authority to make grants under and otherwise administer our equity compensation plans.

The report of the Compensation Committee is included on page 14 of this proxy statement.

Nominating and Governance Committee

The Nominating and Governance Committee assists our Board of Directors in fulfilling its responsibilities with respect to corporate governance of Raser. This Committee is responsible for developing and recommending to the Board of Directors the governance principles applicable to Raser; overseeing the evaluation of the Board of Directors and management of Raser; recommending to the Board of Directors director nominees for each committee; and assisting the Board of Directors in identifying prospective director nominees and determining the director nominees for election at annual meetings of shareholders of Raser. Among other things, the Committee determines the criteria for qualification and selection of directors for election to the Board of Directors as appropriate; oversees the organization of the Board of Directors with a view to facilitating the Board of Directors’ proper and efficient discharge of its duties and responsibilities; and identifies best practices in the area of corporate governance principles, including giving proper attention and providing effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of this Committee include: annually assessing the size and composition of the Board of Directors; developing qualifications for the Board of Directors committees as appropriate; defining criteria for director independence; monitoring compliance with Board of Directors and Board of Directors committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board of Directors in recruiting new members to the Board of Directors; reviewing and recommending proposed changes to our Articles of Incorporation or Bylaws and Board of Directors committee charters; recommending Board of Directors committee assignments; reviewing, approving and monitoring all service by executive officers on outside boards of directors; overseeing the evaluation of the Board of Directors and management; reviewing and approving in advance any proposed related party transactions; reviewing, approving and monitoring compliance with the Code of Ethics of Raser.

Our Board of Directors has determined that each member of the Nominating and Governance Committee meets the independence criteria prescribed by NYSE Arca rules.

The charter of the Nominating and Governance Committee is included as Appendix B to this proxy statement.

Compensation of Directors

Lee A. Daniels, who joined the Company’s Board of Directors in May 2004 receives an annual retainer of $2,500 in his capacity as chairperson of the Compensation Committee, and per meeting fees of $500 per telephonic meeting or $1,000 per meeting held in person as a director other than in addition to the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests vested over 1 year.

James A. Herickhoff, who joined the Company’s Board of Directors in March 2005, receives an annual retainer of $2,500 in his capacity as chairperson of the Governance & Nominating Committee, and per meeting fees of $500 per telephonic meeting or $1,000 per meeting held in person in addition to the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 3 years.

Reynold Roeder, who joined the Company’s Board of Directors in October 2005, receives an annual retainer of $10,000 in his capacity as chairperson of the Audit Committee, and per meeting fees of $500 per telephonic meeting or $1,000 per meeting held in person in addition to the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 5 years.

Barry Markowitz, who joined the Company’s Board of Directors in November 2005, receives per meeting fees of $500 per telephonic meeting or $1,000 per meeting held in person in addition to the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 5 years.

Alan Perriton, who joined the Company’s Board of Directors in December 2005, receives per meeting fees of $500 per telephonic meeting or $1,000 per meeting held in person in addition to the grant of an option to purchase 100,000 shares of Raser’s common stock, which vests over 5 years.

Consideration of Director Nominees

Shareholder nominees

The policy of the Board of Directors is to consider properly submitted shareholder nominations for candidates for membership on the Board of Directors as described under “Identifying and Evaluating Nominees for Directors” below. In evaluating such nominations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under “Director Qualifications.” Any shareholder nominations proposed for consideration by the Board of Directors should include the nominee’s name and qualifications for Board of Directors membership and should be addressed to:

Corporate Secretary

Raser Technologies, Inc.

5152 North Edgewood Drive, Suite 375,

Provo, UT 84604

For a description of the process for nominating directors, please refer to “Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?” on page 5.

Director Qualifications

Members of the Board of Directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board of Directors regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Board of Directors through current Board of Directors members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. As described above, the Board of Directors considers properly submitted shareholder nominations for candidates for the Board of Directors. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Board of Directors at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the annual meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Board of Directors. The Board of Directors also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board of Directors.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

Communications with the Board of Directors

Individuals may communicate with our Board of Directors by writing to Corporate Secretary, Raser Technologies, Inc., 5152 North Edgewood Drive, Suite 375, Provo, Utah 84604. Our Corporate Secretary will forward all appropriate communication to the Board of Directors or individual members of the Board of Directors specified in the communication. Communications intended for non-management directors should be directed to the Chairperson of the Audit Committee at the Company’s address listed above.

2005 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the Audit Committee of the Board of Directors shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The following is the audit committee’s report submitted to the Board of Directors for the fiscal year ended December 31, 2005.

The audit committee of the Board of Directors has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2005 with the Company’s management.

•	discussed with Tanner LC, the Company’s independent registered public accountants for the year ended December 31, 2005, the materials required to be discussed by Statement on Auditing Standards No. 61.

•	reviewed the written disclosures and the letter from Tanner LC required by Independent Standards Board No. 1 and has discussed with Tanner LC its independence.

Based on the foregoing review and discussion, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2005 Annual Report on Form 10-KSB and appointed Tanner LC to serve as the Company’s independent registered public accountants for the year ending December 31, 2006.

AUDIT COMMITTEE

Reynold Roeder

Lee A. Daniels

James Herickhoff

Barry Markowitz

Alan Perriton

2005 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Notwithstanding any statement to the contrary in any of our previous or future filings with the SEC, this Report of the Compensation Committee of the Board of Directors on Compensation shall not be deemed “filed” with the SEC or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The purpose of the Compensation Committee of the Board of Directors is to assist the Board in its oversight of the compensation of our Chief Executive Officer and other executive officers, to administer Raser Technologies’ stock plans and make awards thereunder, to consult with management regarding compensation and benefits for non-executive officers and other employees of Raser Technologies, and to oversee our compensation policies, plans and benefits programs generally.

The following is the report of the Compensation Committee of the Board of Directors with respect to executive compensation during fiscal year 2005.

Compensation Philosophy

The philosophy of the Compensation Committee is to provide compensation to Raser Technologies’ officers and other key employees in such a manner as to attract and retain the best available personnel for positions of substantial responsibility with Raser Technologies, to provide incentives for such persons to perform to the best of their abilities for Raser Technologies, and to promote the success of Raser Technologies’ business. The Committee’s philosophy also seeks to align the interests of shareholders and management by tying compensation to Raser Technologies’ operational and financial performance, either directly in the form of salary and cash bonuses or indirectly in the form of stock options or other equity-based compensation.

We note that competition for qualified management and technical personnel in our industry is intense and we expect such competition to remain intense for the foreseeable future. As a result, in order to gain access to and retain qualified personnel, the Compensation Committee believes that it will be necessary to provide compensation packages that are competitive with that which is offered by other similarly situated companies.

Cash Compensation

The base salaries for our executive officers in 2005 were established based on subjective evaluation of such factors as the level of responsibility, individual performance, level of pay and company peer group pay levels, and compensation for comparative positions in other companies. Base salaries are reviewed on an annual basis and annual increases determined on an individual basis based on the foregoing considerations and a more specific review of the individual’s performance and contribution to various individual and corporate objectives.

Equity-based Compensation

For 2005, Raser Technologies provided long-term incentives through stock options and restricted stock awards under the terms of its Amended and Restated 2004 Long Term Incentive Plan (the “Plan”). Such equity awards were granted periodically to new employees, executives and other key employees to provide incentive to maximize long-term total return to our shareholders. The Plan authorizes the use of several forms of equity-based compensation including non-statutory and incentive stock options and restricted stock awards.

We believe that stock option awards provide a particularly strong incentive for employees to contribute to Raser Technologies’ long-term financial performance because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which historically has been set at the fair market value of our common stock on the date that the option is granted. In addition, stock options generally vest over a three-year period, and restricted stock awards generally vest over a five-year period so employees must remain employed with us for a fixed period of time in order for the equity awards to vest fully.

All stock option and restricted stock awards granted to our executive officers in fiscal 2005 were approved by the Compensation Committee. In determining the size of the options and restricted stock awards granted to the executive officers, the Committee considered such factors as the executive’s position with Raser Technologies, the executive’s individual performance, the number of options then held, if any, and the extent to which such options were vested, and any other factors that the Committee deemed relevant.

Compensation for the Chief Executive Officer

Brent M. Cook has served as Raser Technologies’ chief executive officer since January 31, 2005. In fiscal year ended, December 31, 2005, Mr. Cook received a salary of $192,500, which equates to an annualized salary of $220,000. The Compensation Committee commissioned a benchmarking study for company-wide positions and determined that the base salary for Mr. Cook is competitive with the base salaries of chief executive officers of similar sized companies.

It is the opinion of the Compensation Committee that these executive compensation policies and plans provide for a reasonable and balanced remuneration program that focuses on the relationship between corporate performance and executive compensation and enables Raser Technologies to recruit, motivate and retain the quality executives necessary for Raser Technologies’ long-term success.

THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS

Lee A. Daniels, Chairman

James A. Herickhoff

Barry Markowitz

Alan Perriton

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered to Raser in all capacities during the years ended December 31, 2003, December 31, 2004 and December 31, 2005, by our Chief Executive Officer and up to four other most highly compensated executive officers whose salary and bonus for 2005 exceeded $100,000. These executives are referred to as the “Named Executive Officers” elsewhere herein. No director or executive officer of the Company received any compensation from the date of its inception through October 14, 2003.

Summary Compensation Table

(a) Name and Principal Position	(b) Year or Period Ended			Long Term Compensation (1)				(i) All Other Compensation ($)
		Annual Compensation		Awards		Payouts
		(c) Salary ($)	(d) Bonus ($)	(e) Other Annual Compensation ($)	(f) Restricted Stock ($) (3)	(g) Securities Underlying Options (#)	(h) LTIP Payouts ($)
Brent M. Cook (1) Chief Executive Officer	12/31/2005	192,500	—	—	—	—	—	14,462
	12/31/2004	—	—	—	—	100,000	—	—
Kraig T. Higginson Executive Chairman of the Board	12/31/2005	180,000	—	—	—	—	—	—
	12/31/2004	180,000	—	—	—	—	—	—
	12/31/2003	103,269	—	—	—	—	—	—
William Dwyer (2) Vice President, Chief Financial Officer	12/31/2005	135,000	—	—	659,000	—	—	—
	12/31/2004	59,824	—	—	933,579	—	—	—
DJ Priano (3) SVP, Sales & Marketing	12/31/2005	115,615	—	—	—	96,000	—	—

(1)	Brent M. Cook joined the company in February 2005 and received compensation of $192,500 over a period of eleven months, which equates to an annualized salary of $220,000. Mr. Cook received $14,462 in cash compensation in lieu of vacation days to which he was entitled pursuant to his employment arrangement with the Company. Mr. Cook was granted 100,000 options in recognition of his service on our Board of Directors which began on October 6, 2004. 50,000 of these shares vested in 2005.

(2)	Share grant to William Dwyer is reflected as long-term compensation. Amounts shown reflect the pro rated amount earned according to the vesting schedules for the grant and the market price at the time of the original grant.

(3)	DJ Priano joined the company on February 15, 2005, and received compensation of $115,615 over a period of 11 months which equates to an annualized salary of $135,000. Mr. Priano received a grant of 96,000 options at a strike price of $18.25 on February 15, 2005, which was the closing market price on the date of the grant.

Options/SAR Grants in Last Fiscal Year

Individual Grants
(a) Name	(b) Number of Securities Underlying Options/SARs Granted (#)	(c) % of Total Options/SARs Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Share)	(e) Expiration Date
Brent M. Cook	—	—	—	—
Kraig T. Higginson	—	—	—	—
William Dwyer	—	—	—	—
DJ Priano	96,000	13%	18.25	2/14/2015

The options granted to DJ Priano vest in twelve equal parts of 8,000 each quarter over the next three years. These options were granted at an exercise price of $18.25 per share, the closing market price on February 15, 2005.

Aggregated Option/SAR Exercises in Last Fiscal year and FY-End Option/SAR Values

(a) Name	(b) Shares Acquired on Exercise (#)	(c) Value Realized ($)	(d) Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		(e) Value of Unexercised In-the-Money Options/SARs at FY-End ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Brent Cook	0	0	50,000	50,000	587,500	587,500
Kraig T. Higginson	0	0	0	0	0	0
William Dwyer	0	0	0	0	0	0
DJ Priano	0	0	24,000	72,000	0	0

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information concerning our equity compensation plans as of December 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	2,919,500	$5.97	16,775
Equity compensation plans not approved by security holders	0	$0.00	0

Total	2,919,500	$5.97	16,775

(1)	This Plan was approved by the Company’s shareholders in May, 2004. As of December 31, 2005 there were 16,775 remaining shares available to be issued under Raser’s Long Term Incentive Plan (the “Plan”). This Plan authorizes, in addition to stock options, other types of stock-based awards in the form of stock appreciation rights, contingent stock, performance shares and performance units and stock or other awards valued by reference to Raser stock. The shares that remain available for issuance under the Plan may be issued in connection with any one of these awards.

Pursuant to the Plan, an automatic annual increase to the number of shares of common stock reserved for issuance under the Plan is equal to the lesser of 1,750,000 shares, 3% of the outstanding shares on the first day of each fiscal year, or an amount determined by the Board.

Employment Contracts and Change-in-Control Arrangements

Except as indicated below, there are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer that would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company or any subsidiary, any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

On August 1, 2004, the Company entered into an At Will Employment, Confidential Information, Invention Assignment, Noncompetition and Arbitration Agreement with William Dwyer, its Chief Financial Officer and Vice President (the “Dwyer Agreement”). Pursuant to the Dwyer Agreement, Mr. Dwyer was granted the right to receive up to 400,000 shares of the Company’s common stock subject to the following vesting schedule: 100,000 shares vested on August 1, 2004, 100,000 shares vest on August 1, 2005, 100,000 shares vest on August 1, 2006 and 100,000 shares vest on August 1, 2007.

Under the Dwyer Agreement, all previously unvested shares will vest upon a “change in control: of the Company. “Change in control” is defined as:

•	any person becoming the beneficial owner, directly or indirectly, of 50% or more of the Company’s voting stock; or

•	during any period of two consecutive years, persons who at the beginning of such period constitute the Company’s Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director was approved by a vote of at least three quarters of the directors then still in office who were directors at the beginning of the period.

Any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors prior to such combination own 50% or more of the resulting entity’s voting stock will not, by itself, be considered a “change in control” for purposes of the Dwyer Agreement. In addition, pursuant to the Dwyer Agreement, if Mr. Dwyer is terminated for “cause,” he shall receive a prorated number of shares equal to 8,333 shares per month for every full month he has been an employee of the Company.

The Dwyer Agreement was subsequently amended to delay certain vesting amounts, and provide for the issuance of registered shares, and in certain cases, deduct a number of shares equal to the value of the Company’s withholding tax obligation. An additional grant of 5,000 shares was made in January of 2006 as compensation for further delays in vesting.

On January 31, 2005, the Company entered into an At-Will Employment Agreement with Brent M. Cook, in connection with Mr. Cook’s appointment as the Company’s Chief Executive Officer (the “Cook Agreement”). Pursuant to the Cook Agreement, in the event of the termination of Mr. Cook’s employment, Mr. Cook will receive from the Company a severance payment equal to his current annual salary and the average of any bonuses paid during the period prior to the termination of Mr. Cook’s employment.

PERFORMANCE GRAPH

The following performance graph represents the cumulative total shareholder return for the period November 10, 2003 (the date upon which trading of the Company’s common stock commenced) through December 31, 2005 for our common stock, as compared to the Standard and Poor’s Composite 500 Index, and the Standard and Poor’s Industrial Index.

	Nov 10, 2003	Dec 31, 2003	Dec 31, 2004	Dec 31, 2005
Raser Technologies, Inc	$100	$254	$881	$1,223
S&P 500 Composite Index	$100	$106	$116	$119
S&P Industrial Index	$100	$109	$126	$127

The above Stock Performance Graph shall not be deemed to be soliciting material or to be filed wit the SEC under the Securities Act and the Exchange Act except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

PROPOSALS TO BE VOTED ON

PROPOSAL 1

ELECTION OF DIRECTORS

Raser’s Articles of Incorporation provide that the Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. We have three (3) Class I directors, Reynold Roeder, Barry Markowitz and Alan Perriton, whose terms expire at the upcoming annual meeting; two (2) Class II directors, Brent M. Cook and James A. Herickhoff, whose terms expire at our annual meeting of shareholders to be held in 2007; and two (2) Class III directors, Kraig T. Higginson and Lee A. Daniels, whose terms expire at our annual meeting of shareholders to be held in 2008. In accordance with our Articles of Incorporation, any additional directorships resulting from an increase in the number of directors shall be apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible.

Class I Director Nominees

Our Nominating and Governance Committee/Board of Directors has nominated Reynold Roeder, Barry Markowitz and Alan Perriton for election as Class I directors. Mr. Roeder was recommended as a nominee to the Board of Directors by Brent M. Cook. Mr. Markowitz was recommended as a nominee to the Board of Directors by Brent M. Cook. Mr. Perriton was recommended as a nominee to the Board of Directors by Lee A. Daniels. If elected, Messrs. Roeder, Markowitz or Perriton will hold office as Class I directors until Raser’s annual meeting of shareholders held in 2009, or until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the three (3) Class I nominees recommended by our Board of Directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board of Directors expects that each nominee will be available to serve as a director. In the event Messrs. Roeder, Markowitz or Perriton become unavailable, however, the proxy holders will vote for any nominee designated by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Roeder, Markowitz or Perriton.

Vote Required and Recommendation of the Board of Directors

The three (3) Class I nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as directors in those respective classes. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Utah law.

The Board of Directors recommends a vote “FOR” the election of Reynold Roeder, Barry Markowitz and Alan Perriton as Class I directors.

Information Concerning the Nominees and Incumbent Directors and the Executive Officers

The following table sets forth the name, age and position of each nominee, each executive officer and each current director of Raser, and the period during which each has served as a director of Raser. Information as to the stock ownership of each of our directors and all of our current Named Executive Officers is set forth above under “Security Ownership of Certain Beneficial Owners and Management.” To the knowledge of Raser, there are no family relationships between any director and executive officer.

Name	Position	Age	Director Since
Kraig T. Higginson	Executive Chairman of the Board of Directors	51	2003
Brent M. Cook	Chief Executive Officer, Director	45	2004
Lee A. Daniels	Director	49	2004
James A. Herickhoff	Director	63	2005
Reynold Roeder	Director	47	2005
Barry Markowitz	Director	64	2005
Alan Perriton	Director	60	2005
Dee J. Priano	Senior Vice President	60
Timothy D. Fehr	Chief Technology Officer, Senior Vice President	64
William Dwyer	Vice President, Chief Financial Officer	47
Jonathan T. Reid	Vice President, General Counsel and Secretary	33

Kraig T. Higginson. Mr. Higginson has served as Chairman of the Board of Directors since October 2003. He has also served as the Company’s President from October 2003 to March 2004 and as the Company’s Chief Executive Officer from March 2004 to January 2005. Mr. Higginson founded American Telemedia Network, Inc., a publicly-traded corporation that developed a nationwide satellite network of data and audio-visual programming. He served as President and Chief Executive Officer of Telemedia Network from 1984 through 1988. From 1988 through 2002, Mr. Higginson worked as a business consultant through Lighthouse Associates, an entity he controls.

Brent M. Cook. Mr. Cook has served as a director of Raser since October 2004 and as Raser’s Chief Executive Officer since January 2005. Mr. Cook is a partner in AMP Resources, LLC, a company involved in geothermal power generation and industrial heat recovery generation. Mr. Cook has served as President of Headwaters, Inc.—a billion dollar listed energy and energy technology company (Nasdaq: HDWR). From 1996 to 2002, Mr. Cook served in various positions at Headwater, including Chief Executive Officer, President, and Chairman of the Board of Directors. Prior to his joining Headwaters, Mr. Cook was Director of Strategic Accounts, Utah Operations, at PacifiCorp, which operates as a local electric utility in seven western states.

Lee A. Daniels. Mr. Daniels has served as a director of Raser since May 2004. Mr. Daniels currently is the Chief Executive Officer and Managing Partner of Daniels Capital, LLC., an investment company that makes private equity investments and provides securitized debt financings. Mr. Daniels is also the Chief Executive Officer of Telecom 5, a Utah based Telecommunications Company and a Professor of International Business at Brigham Young University. Mr. Daniels served as the President of Newbridge Capital, Japan. Prior to joining Newbridge, Mr. Daniels was President and Representative Director of Jupiter Telecommunications Co., Ltd. He was the President and Chief Executive Officer of AT&T Japan Ltd. from 1994 to 1998 and concurrently served as the Chairman of JENS, one of the first Internet Service Providers in Japan. He has served on numerous boards in Japan and the U.S. and currently is a member of the Board of Directors of Raser, Pro Image, and Telecom 5.

James A. Herickhoff. Mr. Herickhoff has served as a director of Raser since March 2005. Mr. Herickhoff is President, Chief Operating Officer and a principal of Wold Talc Company, which operates one of the largest talc mines in the United States. Mr. Herickhoff has served as a Director of Headwaters Inc. since August 1997 and was elected Vice Chairman of Headwaters in April 1999. From 1987 to 1994, he served as President of Atlantic Richfield Company’s Thunder Basin Coal Company. He previously served as President of Mountain Coal Company, managing all of ARCO’s underground mining and preparation plants. He is the past President of the Wyoming Mining Association and a former Board member of the Colorado and Utah Mining Associations. Mr. Herickhoff received a Bachelor of Science degree in 1964 from St. John’s University, a Master of Science degree in 1966 from St. Cloud State University and attended Kellogg Executive Management Institute at Northwestern University in 1986.

Reynold Roeder. Mr. Roeder has served as a Director of the Company since October 2005 and serves on the Audit Committee (Chairman). He is currently Chief Executive Officer and Co-Owner of LECTRIX, LLC, with offices in Calgary, Alberta, and Portland, Oregon. LECTRIX is developing merchant electrical transmission projects throughout North America. Mr. Roeder is also the Principal and Owner of Roeder & Company LLC, a consulting firm specializing in energy-related matters and tax credit transactions. From 1981 to 1990, he held various positions with Deloitte &

Touche and obtained CPA certifications in the states of Oregon, New York and California. Mr. Roeder left public accounting to join PacifiCorp Financial Services, Inc. in 1990, and held various officer positions including Assistant Controller, Controller and Vice President. While there, he had responsibility for compliance and SEC reporting.

Barry Markowitz. Mr. Markowitz has served as a director of the Company since November 2005 and serves on the Audit, Nominating and Governance, and Compensation committees. He is the recently retired president of DTE Energy Services, a sister company to Detroit Edison and a subsidiary of DTE Energy. Mr. Markowitz has successfully acquired and integrated several businesses and executed major transactions with firms such as General Motors, DaimlerChrysler, Ford, Duke Energy, Kimberly Clark and US Steel while at DTE Energy Services. Prior to his position at DTE, Mr. Markowitz was a vice president for the Bechtel Group of Companies, focusing on power industry engineering and construction.

Alan Perriton. On December 31, 2005, Mr. Perriton retired as Executive in Charge of Strategic Alliances and New Business Development for General Motors Asia Pacific. Mr. Perriton joined as a Director of the Company in January 2006. Mr. Perriton spent over 34 years with General Motors in various management roles including executive management assignments in the United States and Asia. He held several key procurement management positions, including, International Purchasing for General Motors Material Management Staff, Director of International Purchasing, Asia, and in 1992 was named Executive Director of World Wide Purchasing with an annual budget approaching $30 billion. He was named Advisor Materials Management for GM’s Toyota joint venture, New United Motor Manufacturing Inc. (NUMMI). He subsequently became part of the initial team to create the newly formed Saturn division of General Motors in 1985, and held responsibility as President of General Motors Korea from 1996 through 2001. In his final role, he was responsible for creating the very effective foreign automotive manufacturing operations of GM Daewoo in Korea which has quickly become the growth engine of GM’s Asia-Pacific Operations, including China. Mr. Perriton served on the Advisory Boards of Northwestern University’s Kellogg Business School and Stanford University’s Graduate School of Business and currently serves on the Brigham Young University Marriott School of Management National Advisory Council and is a member of the U.S. / Korea business Advisory Council.

Dee J. Priano. Mr. Priano has served as Senior Vice President of Raser since February 2005. Mr. Priano has had extensive experience in senior executive positions during his employment for Kennecott Corporation, a mining, concentrating, smelting and refining company. During his 30 year career with Kennecott, Mr. Priano had full financial and operations reporting responsibility for various Kennecott properties including Utah Copper, Kennecott’s largest operation. Prior to joining the Company, Mr. Priano served as Senior Vice President of Headwaters, Incorporated (Nasdaq: HDWR) from 1997 to 2000, where he was responsible for establishing business relationships and negotiating licensing and supply agreements. From 2000 to 2005, Mr. Priano served as a freelance business consultant.

Timothy D. Fehr. Mr. Fehr has served as Senior Vice President and Chief Technology Officer of Raser since March 2004. During more than 30 years with the Boeing Co. and more than 18 years as business unit vice president, Mr. Fehr directed the development, manufacture and deployment of numerous engineering, mechanical, hydraulic and electrical systems for both commercial and military applications. Mr. Fehr holds undergraduate and graduate degrees in electrical engineering. He also holds an M.S. degree as a Sloan Fellow from the Massachusetts Institute of Technology.

William Dwyer. Mr. Dwyer has served as Vice President and Chief Financial Officer of Raser since August 2004. Prior to joining the Company, Mr. Dwyer served as Chief Financial Officer of Allegheny Ludlum which provides metallic materials to the aerospace, power generation, automotive and commercial markets. Mr. Dwyer previously served as Chief Financial Officer for Alcoa Fastening Systems, serving aerospace and commercial transportation markets. As Chief Financial Officer of Alcoa Fastening Systems, Mr. Dwyer led the integration of Finance, Procurement, Information Technology and Human Resources and facilitated the consolidation of research and development, manufacturing, and sales worldwide. Mr. Dwyer also previously served as the Group Controller of Alcoa Industrial Components. Mr. Dwyer has served in a variety of business development and financial roles throughout his career and is a Certified Management Accountant.

Jonathan T. Reid. Mr. Reid has served as Vice President and General Counsel of Raser since August 2004 and as Secretary of Raser since March 2005. Mr. Reid received a J.D. degree from the University of Utah in 1999, as a William H. Leary Scholar. He subsequently served as a law clerk to the Honorable Chief Justice Richard C. Howe of the Utah Supreme Court. He worked as Manager of Legal Affairs for Titus Communications, KK, in Tokyo, Japan, until the company, then valued at over $1 billion (U.S.), was purchased by Microsoft Corporation and merged into Japan’s largest broadband company. Prior to joining the Company, Mr. Reid was a partner in the law firm of Van Woerkom, Reid & Weeks, PLLC, where he practiced general business and corporate law.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Tanner LC, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2006. Services provided to Raser and its subsidiaries by Tanner LC during the fiscal year ended December 31, 2005 are described under “Audit and Related Fees for Fiscal 2005 and 2004” below. Representatives of Tanner LC will be present at the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Audit and Related Fees for Fiscal 2005 and 2004

The following table sets forth a summary of the fees billed to us by Tanner LC for professional services for the fiscal years ended December 31, 2005 and 2004, respectively:

	2005	2004
Audit Fees (1)	$215,886	$60,015
Audit-Related Fees (2)	730	—
Tax Fees (3)	6,308	4,894

Total	$222,924	$64,909

(1)	Consisted of fees for professional services rendered by our principal accountants for the audit of our annual financial statements and the review of financial statements included in our Forms 10-QSB and 10-KSB or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

(2)	Consisted of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”

(3)	Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

Our audit committee reviewed and pre-approved all audit and non-audit services provided by Tanner LC and has determined that the firm’s provision of such services to us during fiscal 2005 is compatible with and did not impair Tanner LC’s independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the Securities and Exchange Commission.

Vote Required and Recommendation of the Board of Directors

Ratification of the appointment of Tanner LC as our independent registered public accountants for the fiscal year ending December 31, 2006, requires the affirmative vote of a majority of the shares of Raser common stock present in person or represented by proxy and entitled to be voted at the meeting. Abstentions have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Tanner LC as our independent registered public accountants for the fiscal year ending December 31, 2006.

Ratification of the appointment of Tanner LC as our independent registered public accountants is not required by our Bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of Tanner LC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no shareholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this Proxy Statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

Jonathan T. Reid

Vice President, General Counsel and Secretary

Provo, Utah

June 5, 2006

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RASER TECHNOLOGIES, INC.

(Adopted by the Board of Directors and Effective as of May 1, 2004)

(Amended and restated on June 5, 2006)

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Raser Technologies, Inc. (the “Corporation”) shall be to:

•	oversee the accounting and financial reporting processes of the Corporation and audits of the consolidated financial statements of the Corporation and its subsidiaries;

•	assist the Board in the oversight and monitoring of (1) the integrity of the financial statements of the Corporation, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent public accounting firm’s qualifications, independence and performance, and (4) the Corporation’s internal accounting and financial control and reporting practices;

•	submit and sign the report that the rules of the U.S. Securities and Exchange Commission (the “SEC”) require be included in the Corporation’s annual proxy statement;

•	provide the Board with the results of its monitoring and recommendations derived therefrom;

•	provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention to the Board; and

•	serve as a “Qualified Legal Compliance Committee,” as defined by rules adopted by the SEC (the “SEC Rules”).

The primary responsibility of the Committee is to oversee the Corporation’s financial reporting process on behalf of the Board and report of its findings to the Board. Management is responsible for preparing the Corporation’s financial statements, and the Corporation’s independent public accounting firm is responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent public accounting firm have more resources and time, and more detailed knowledge and information regarding the accounting, auditing, internal control and financial reporting practices of the Corporation than the Committee does; accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Corporation to its stockholders and others.

The Committee has the authority to undertake the specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe. It is acknowledged, however, that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular situation.

COMMITTEE MEMBERSHIP, ORGANIZATION AND GOVERNANCE

Composition. The Committee shall be composed of no fewer than three (3) members of the Board. The Committee members will be appointed by, and will serve at the discretion of, the Board. Members of the Committee must meet the following criteria (as well as any additional criteria required by the SEC and the SEC Rules or by NYSE Arca or any of the rules adopted by NYSE Arca (the “NYSE Arca Rules”):

•	each member must satisfy the requirements for independence set out in Rule 5.3(k)(1) of the NYSE Arca Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or under any other applicable SEC Rules or applicable NYSE Rules;

•	each member must be financially literate in accordance with the Audit Committee requirements for companies listed on NYSE Arca;

•	at least one (1) member shall have accounting or related financial management expertise in accordance with the Audit Committee requirements for companies listed on NYSE Arca; and

•	at least one (1) member shall be an “audit committee financial expert,” as defined in the SEC Rules, and the Board will be responsible for determining whether a Committee member meets the qualifications set forth in such rules.

Chairperson. The Committee shall recommend to the Board, for its approval, the designation of one (1) member of the Committee to serve as its chairperson.

Meetings and Procedures. The Committee will meet at least once each fiscal quarter. The Committee may establish its own schedule. Special meetings may be convened as required. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities.

The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Corporation at such times as are appropriate to review the financial affairs of the Corporation. The Committee will meet separately with the independent public accounting firm of the Corporation, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter. The Committee may also meet separately with the Corporation’s internal auditor or with such division financial officers, controllers, attorneys or other persons as the Committee, in its sole discretion, may determine from time to time.

Minutes. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports. In addition to submitting and signing the Audit Committee report in the Corporation’s annual proxy statement in accordance with the SEC Rules, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with this Charter.

Compensation. Members of the Committee may receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees, may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the NYSE Arca Rules.

RESPONSIBILITIES AND AUTHORITY

In addition to other responsibilities given to the Committee by the Board from time to time, the Committee shall:

1.	review on a continuing basis the adequacy of the Corporation’s internal control structure and procedures for financial reporting, which shall include meeting periodically with the Corporation’s management and the independent public accounting firm to review the adequacy of such control structure and to review before release the disclosure regarding such internal control structure required under SEC Rules to be contained in the Corporation’s periodic filings and the attestations or reports by the independent public accounting firm relating to such disclosure.

2.	appoint, compensate, retain and oversee the work of the independent public accounting firm (and resolve disagreements between management and the independent public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

3.	review with the independent auditor any audit problems or difficulties and management’s response thereto.

4.	pre-approve audit and non-audit services provided to the Corporation by the independent public accounting firm (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent public accounting firm, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent public accounting firm.

5.	establish clear policies for hiring employees or former employees of the independent public accounting firm.

6.	review major issues regarding accounting principles and financial statement presentations; including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any special audit steps adopted in light of material control deficiencies.

7.	review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

8.	review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

9.

review and provide guidance with respect to the external audit and the Corporation’s relationship with its independent public accounting firm by (1) reviewing the independent public accounting firm’s proposed audit scope, approach and independence; (2) obtaining on a periodic basis a statement from the independent public accounting firm regarding relationships and services with the Corporation which may impact independence and presenting this statement to the Board, and to the extent there are such relationships, monitoring and investigating them; (3) reviewing the independent public accounting firm’s peer review conducted every three years; (4) discussing with the Corporation’s independent public accounting firm the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; (5) reviewing reports submitted to the audit committee by the independent public accounting firm in accordance with the applicable SEC requirements and requirements under the Sarbanes-Oxley Act of

2002; and (6) such other reviews, inspections, independent evaluations as the Committee in its sole discretion may deem advisable.

10.	review and discuss with management and the independent public accounting firm the annual audited financial statements and quarterly unaudited financial statements, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (or Form 10-KSB and 10-QSB, as applicable), respectively, with the SEC.

11.	direct the Corporation’s independent public accounting firm to review before filing with the SEC the Corporation’s interim financial statements included in Quarterly Reports on Form 10-Q (or Form 10-QSB, as applicable), using professional standards and procedures for conducting such reviews.

12.	conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent public accounting firm.

13.	review and discuss the Corporation’s earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

14.	oversee compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities.

15.	review and discuss with management and the Corporation’s independent public accounting firm management’s report on internal controls and the independent public accounting firm’s attestation and report on management’s assertions, as required by Section 404 of the Sarbanes-Oxley Act of 2002, as well as the preparation and content of any officer certifications required by the Sarbanes-Oxley Act of 2002 or the SEC to be filed with the Corporation’s Quarterly Reports on Form 10-Q (or 10-QSB, as applicable), Annual Reports on Form 10-K (or 10-KSB, as applicable), or any other periodic reports filed with the SEC.

16.	review, approve and monitor the Corporations Code of Ethics.

17.	review management’s monitoring of compliance with the Corporation’s standards of business conduct and with the Foreign Corrupt Practices Act.

18.	review periodically with counsel any legal matter that could have a significant impact on the Corporation’s financial statements.

19.	provide oversight of and review at least annually the Corporation’s guidelines and policies with respect to risk assessment and risk management, including the Corporation’s investment policies.

20.	oversee and review the Corporation’s policies regarding information technology and management information systems.

21.	discuss policies with respect to risk assessment and risk management.

22.	if necessary, institute special investigations with full access to all books, records, facilities and personnel of the Corporation.

23.	as appropriate, obtain advice and assistance from outside legal counsel, experts or other advisors, with (1) the authority to retain such counsel, experts or other advisors as the Committee may deem appropriate in its sole discretion and (2) the sole authority to approve related fees and retention terms.

24.	submit and sign a report in the Corporation’s annual proxy statement in accordance with the SEC Rules.

25.	establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

26.	act as a “Qualified Legal Compliance Committee” as defined by SEC Rules. In this regard, the Committee is authorized to:

(a)	inform the Chief Executive Officer and chief legal officer of any report of evidence of a material violation of state or federal securities laws, a material breach of fiduciary duty arising under state or federal law, or a similar violation of state or federal law;

(b)	determine whether an investigation is necessary and, if the Committee determines that an investigation is necessary, to initiate the investigation, notify the Board and retain necessary expert personnel;

(c)	at the conclusion of any investigation, to recommend an appropriate response and to inform the Chief Executive Officer, the chief legal officer and the Board of the results of the investigation and related recommendations; and

(d)	to notify the SEC if the Corporation fails in any material respect to implement an appropriate response recommended by the Committee.

DELEGATION OF AUTHORITY

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided that such pre-approval decision is presented to the full Committee at its scheduled meetings.

RESOURCES AND ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities in accordance with this Charter.

ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Nominating and Governance Committee of the Board or the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

APPENDIX B

CHARTER FOR THE

NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF

RASER TECHNOLOGIES, INC.

(Adopted by the Board of Directors and effective on April 12, 2005)

(Amended and restated on June 5, 2006)

PURPOSE OF THE COMMITTEE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Raser Technologies, Inc. (the “Corporation”). The purpose of the Committee is to assist the Board in fulfilling its responsibility with respect to corporate governance of the Corporation. To carry out this purpose, the Committee shall:

•	develop and recommend to the Board the governance principles applicable to the Corporation;

•	oversee the evaluation of the Board and management of the Corporation;

•	recommend to the Board director nominees for each committee; and

•	assist the Board by identifying prospective director nominees and determine the director nominees for annual meetings of shareholders.

In addition, the Committee will undertake those specific responsibilities and duties listed below and such other duties as the Board may from time to time prescribe.

COMMITTEE MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall be comprised of no fewer than three (3) members of the Board. All members of the Committee shall be appointed by the Board, shall be independent of the Corporation and its affiliates, shall have no relationship to the Corporation or its affiliates that may interfere with the exercise of their independent judgment in carrying out their responsibilities, and shall otherwise be deemed “independent directors” as defined in Rule 5.3(k)(1) of the rules of NYSE Arca (the “NYSE Arca Rules”).

Meetings and Organization. The Committee will meet at least four times each year. The Committee may establish its own schedule, which it will provide to the Board in advance. Special meetings may be convened as required. The Board may designate one member of the Committee as its Chairperson. The Committee, or its Chairperson, shall report orally to the full Board on the results of all Committee meetings. The Committee may choose as its secretary such person as the Committee deems appropriate. The Committee may invite to its meetings other directors, officers or employees of the Corporation, or other persons as the Committee deems appropriate in order to carry out its responsibilities. The Committee may, to the extent permitted by applicable law, NYSE Arca Rules and the Certificate of Incorporation and Bylaws of the Corporation, form and delegate authority to subcommittees when appropriate.

Minutes. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

Reports. Consistent with this Charter, the Committee Chairperson shall make regular reports to the Board on the actions and recommendations of the Committee.

Compensation. Members of the Committee shall receive compensation for their service as members of the Committee in such amount and form as the Board shall determine in its sole discretion. Such fees may include retainers and per meeting fees. Any changes in such compensation shall be determined by the Board in its sole discretion. No member of the Committee may receive any compensation from the Corporation other than the fees that they receive for service as a member of the Board or any committee thereof and except as permitted by the NYSE Arca Rules.

COMMITTEE RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

•	developing principles of corporate governance and recommending them to the Board for its consideration and approval.

•	reviewing annually the principles of corporate governance approved by the Board to ensure that they remain relevant and that they are being complied with.

•	recommending ways to enhance communications and relations with shareholders of the Corporation, and, if deemed appropriate by the Committee, developing and documenting a process for shareholders to send communications to the Board and identifying the directors to whom such communications may be sent.

•	reviewing periodically the succession planning for executive management of the Corporation, reporting Committee findings and recommendations to the Board, and working with the Board in evaluating potential successors to such positions.

•	overseeing compliance by the Board and its committees with applicable laws and regulations, including the NYSE Arca Rules and the rules and regulations promulgated by the SEC.

•	establishing and maintaining an orientation program for new directors.

•	overseeing and implementing, as necessary or as required by applicable laws and regulations, director continuing education programs.

Board Composition, Evaluation and Nominating Activities

•	determining, as from time to time deemed appropriate by the Committee, the criteria for qualification and selection of directors for election to the Board, including the consideration of issues of character, judgment, diversity, age, expertise, corporate experience, length of service, other time commitments, independence (under the various standards applicable to the Board and its committees), depth and breadth of experience within the Corporation’s industry and otherwise, leadership ability and the like.

•	developing and updating a long-term plan for the composition and size of the Board that takes into consideration the current strengths, independence, skills and experience of members of the Board, retirement dates and the strategic direction of the Corporation.

•

identifying and evaluating possible director candidates against such criteria and long-term plan, including current directors eligible for re-election, and either (1) select candidates for nomination to the Board or (2) recommend candidates for the Board’s selection; in performing these duties, the

Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms.

•	considering and, if deemed appropriate by the Committee, adopting director qualification requirements related to the number of boards of directors on which a director may sit and director tenure, retirement and succession.

•	establishing policies for reviewing the continued appropriateness of Board membership when an individual director changes the position he or she held when elected or appointed to the Board.

•	developing and documenting a policy with respect to the Corporation’s consideration of director candidates recommended by the shareholders of the Corporation.

•	overseeing the Board performance evaluation process, including conducting periodic surveys of director observations, suggestions and preferences, and reviewing the self-evaluation of each director, and, if necessary, recommending remedial action or termination (for cause or for other appropriate reasons) of membership of individual directors in accordance with the Board’s governance principles.

•	reviewing the composition, size, organization and governance of the Board and its committees, determining future Board and committee requirements, and making recommendations regarding the foregoing to the Board for approval.

•	evaluating director compensation, consulting with outside consultants or with the Corporation’s Human Resources department when deemed appropriate by the Committee, and making recommendations to the Board regarding director compensation.

•	reviewing the disclosure included in any Annual Report on Form 10-K (or Form 10-KSB, as applicable) or proxy statement of the Corporation regarding the policies and procedures for the Committee’s consideration of director candidates or other matters within the Committee’s scope of responsibility.

Board Committees

•	reviewing periodically the charter and composition of each Board committee and making recommendations to the Board for any proposed changes, creating additional Board committees or changing the mandate or dissolving Board committees.

•	recommending to the Board the nominees of directors to be selected for membership on each Board committee.

•	reviewing and re-examining this Charter annually and making recommendations to the Board for any proposed changes.

•	annually reviewing and evaluating the performance of the Committee.

Conflicts of Interest

•	reviewing, approving and monitoring compliance with the Corporation’s code of ethics.

•	considering questions of possible conflicts of interest of Board members and of corporate officers.

•	reviewing actual and potential conflicts of interest of Board members and corporate officers, and clearing any involvement of such persons in matters that may involve a conflict of interest or corporate opportunity.

•	reviewing, approving and monitoring all service by executive officers of the Corporation on outside boards of directors.

•	reviewing and approving in advance any proposed related party transactions, including without limitation approving all transactions required to be disclosed pursuant to Item 404 of the SEC’s Regulation S-K (or Regulation S-B, as applicable).

INVESTIGATIONS, STUDIES AND OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibility, with full access to all books, records, facilities and personnel of the Corporation. In performing its responsibilities and duties, the Committee shall have the authority to obtain advice, reports or opinions from internal or external legal counsel, accounting advisors or other advisors and experts at the Corporation’s expense.

DETACH HERE

PROXY

RASER TECHNOLOGIES, INC.

5152 North Edgewood Drive, Suite 375

Provo, UT 84604

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brent M. Cook and William Dwyer, and each of them, as proxy holders and attorneys-in-fact of the undersigned with full power of substitution to vote all shares of stock that the undersigned is entitled to vote at the 2006 Annual Meeting of Shareholders of Raser Technologies, Inc., to be held at the Riverside Country Club located at 2701 North University Avenue, Provo, Utah 84604, on Tuesday, June 27, 2006 at 2:00 p.m., local time, and at any continuation or adjournment thereof, with all the powers that the undersigned would have if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated June 5, 2006, and a copy of the Raser Technologies, Inc. Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Raser Technologies, Inc., gives notice of such revocation.

This proxy when properly executed will be voted in accordance with the specifications made by the undersigned shareholder. WHERE NO CONTRARY CHOICE IS INDICATED BY THE SHAREHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED “FOR” EACH NOMINEE SET FORTH BELOW, AND “FOR” THE RATIFICATION OF INDEPENDENT ACCOUNTANTS, AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

RASER TECHNOLOGIES, INC.

5152 North Edgewood Drive, Suite 375

Provo,	Utah 84604

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE FOLLOWING:

1.        Election of three (3) Class I directors to serve for a three-year term that expires at the 2009 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Class I Nominees:

(01) Reynold Roeder (02) Barry Markowitz (03) Alan Perriton

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
FOR all nominees except those written on the line above

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Tanner LC as independent public accountants for the fiscal year ending December 31, 2006.	☐	☐	☐

3. With discretionary authority, upon such other matters as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐

	MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date and sign exactly as your name or names appear herein. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

Signature:	Date:	Signature:	Date: